Filed pursuant to Rule 497(a)

Registration File No. 333-289495

Rule 482ad

[TEXT OF COMMUNICATION SENT VIA BLOOMBERG]

Issuer/Ticker	Trinity Capital Inc. ( TRIN )
Ratings*	Moody's (Exp): Baa3/Stable DBRS (Exp): BBBL/Positive Egan-Jones (Exp): BBB/Stable
Format	SEC Registered
Ranking	Sr Unsecured Note
Total Size	USD 300MM WNG
Tenor	5 Year
Coupon Type	Fixed
IPT	T + 2.875
Maturity Date	May 21, 2031
Settlement	T+2 (May 21, 2026)
Optional Redemption	Make Whole Call Par Call: 1 month prior to maturity
Book Runners	Active: KBW, MUFG (B&D)
Use of Proceeds	To pay down a portion of existing indebtedness outstanding under the KeyBank Credit Facility
Denominations	2,000 x 1,000
Sale into Canada	Yes - Exemption
Timing	Today’s Business
CUSIP	896442AL4
ISIN	US896442AL44

----Disclaimers----

Investors are advised to carefully consider the investment objective, risks, charges and expenses of Trinity Capital Inc. before investing. Trinity Capital Inc. has filed a shelf registration statement (including a prospectus) and a preliminary prospectus supplement with the SEC for the offering to which this communication relates and which contain such information and other information about Trinity Capital Inc. Before you invest, you should read carefully the prospectus in that registration statement, the preliminary prospectus supplement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful. A shelf registration statement (relating to these securities) is on file with the SEC and has become effective. The offering may be made only by means of a preliminary prospectus supplement for this offering and an accompanying prospectus. You may obtain these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you a copy of the prospectus and the prospectus supplement if you request them by calling MUFG Securities Americas Inc. at (877) 649-6848 or Keefe, Bruyette & Woods, A Stifel Company at 1-800-966-1559.

* A security rating is not a recommendation to buy, sell or hold securities and may be subject to suspension, reduction or withdrawal at any time by the assigning rating agency.

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